WELLS FARGO FUNDS TRUST

Equity Value Fund
Class A, Class B, Class C and Institutional Class

Supplement dated May 13, 2002 to the Class A, Class B and
Class C shares Prospectus dated February 1, 2002 and to the Institutional Class shares Prospectus dated February 1, 2002, as Supplemented May 8, 2002

This supplement contains important information for shareholders about matters recently approved by the Board of Trustees (the "Board") of Wells Fargo Funds Trust (the "Trust") affecting the Equity Value Fund (the "Fund"). At its May 7, 2002 regular meeting, the Board approved changes to the Fund’s investment objective and certain of the Fund’s non-fundamental investment policies, as well as changes to the Fund’s portfolio management team. These changes will be effective June 1, 2002, or such earlier time as Fund management deems appropriate. In addition, the Board approved, effective June 1, 2002, a reduction in the net operating expense ratio for each class of the Fund.

The resulting changes to the Prospectuses for the Fund are described below.

1. The investment objective of the Fund described in the "Stock Funds Overview" section is replaced with the following:

        Seeks long-term capital appreciation and above-average dividend income.

2. The principal strategies of the Fund described in the "Stock Funds Overview" section are replaced with the following:

        We invest primarily in equity securities that we believe are undervalued in relation to various valuation measures, and that            have strong return potential and above-average dividend income. We invest principally in securities of companies with            market capitalizations of $3 billion or more.

3. The "Specific Risks" sub-section for the Fund described in the "Summary of Important Risks" section is replaced with            the following:

        The Fund is primarily subject to the "Equity Securities" risks described under "Common Risks for the Funds" on page 8.          Stocks selected for their dividend yields may be more sensitive to interest rate changes than other stocks.

4. The section of the Prospectus for the Class A, Class B, and Class C shares entitled "Summary of Expenses" is supplemented by replacing portions of the fee table and example of expenses with the following:

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
	Equity Value Fund
	Class A	Class B	Class C
Management Fees	0.75	0.75	0.75
Distribution (12b-1) Fees	0.00	0.75	0.75
Other Expenses3	0.95	0.92	1.20
TOTAL ANNUAL FUND OPERATING EXPENSES	1.70	2.42	2.70
Fee Waivers	0.60%	0.57%	0.85%
NET EXPENSES4	1.10%	1.85%	1.85%

Example of Expenses

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

	Equity Value Fund
	Class A	Class B	Class C
1 YEAR	$ 681	$ 688	$ 288
3 YEARS	$1,025	$1,000	$ 758
5 YEARS	$1,392	$1,439	$1,354
10 YEARS	$2,421	$2,450	$2,969

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you do NOT redeem your shares at the end of each period:

	Equity Value Fund
	Class A	Class B	Class C
1 YEAR	$ 681	$ 188	$ 188
3 YEARS	$1,025	$ 700	$ 758
5 YEARS	$1,392	$1,239	$1,354
10 YEARS	$2,421	$2,450	$2,969

5. The section of the Prospectus for the Institutional Class shares entitled "Summary of Expenses" is supplemented by           replacing portions of the fee table and example of expenses with the following:

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Equity Value Fund
Institutional Class
Management Fees	0.75%
Distribution (12b-1) Fees	0.00%
Other Expenses2	0.27%
TOTAL ANNUAL FUND OPERATING EXPENSES	1.02%
Fee Waivers	0.17%
NET EXPENSES3	0.85%

Example of Expenses

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

Equity Value Fund
Institutional Class
1 YEAR	$ 87
3 YEARS	$ 308
5 YEARS	$ 547
10 YEARS	$1,232

6. The Fund’s individual description is replaced with the following:

Portfolio Managers: David L. Roberts, CFA; Gary J. Dunn, CFA
Investment Objective The Equity Value Fund seeks long-term capital appreciation and above-average dividend income.
Investment Strategies

We seek long-term capital appreciation by investing primarily in equity securities of large U.S. companies with strong return potential based on current market valuations. In selecting stocks, we use various qualitative and quantitative valuation measures, including price-to-book value, price-to-earnings and price-to-sales ratios, and current dividend yields. We focus our investment strategy on large-capitalization stocks.

Permitted Investments

Under normal circumstances, we invest:

* at least 80% of the Fund’s assets in equity securities; and

* at least 80% of the Fund’s assets in securities of companies with market capitalizations of
   $3 billion or more.

We may also invest in convertible debt securities with the same characteristics as common stocks, and in preferred stocks, warrants, and securities of foreign companies through ADRs and similar investments.

Important Risk Factors

The Fund is primarily subject to the "Equity Securities" risks described under "Common Risks for the Funds" on page 8. Stocks selected for their dividend yields may be more sensitive to interest rate changes than other stocks.

You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 84. These considerations are all important to your investment choice.

7.    The "Investment Practice/Risk" grid in the "Additional Strategies and General
       Investment Risks" section is supplemented by removing the bullet points for "Emerging
       Markets" and "Small Company Securities" for the Fund.

8.     The "Portfolio Managers" section is supplemented by removing the biographies for Gregg
        Giboney, CFA and Allan D. White and adding "Equity Value Fund since 2002" under the names of David L. Roberts, CFA and Gary J. Dunn, CFA.